Green Brick Partners, Inc. 8-K

Exhibit 10.3

 EXECUTION VERSION

AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT

Dated as of December 1, 2016

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (the “Amendment”) among GREEN BRICK PARTNERS, INC., a Delaware corporation (the “Company”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)

The Company, the Lenders and the Agent have entered into a Credit Agreement dated as of December 15, 2015 (as amended by the First Amendment thereto dated as of August 31, 2016, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)

Pursuant to Section 2.22 of the Credit Agreement, the Company has requested that the Termination Date be extended from December 14, 2018 to December 14, 2019.

(3)

Pursuant to Section 9.01 of the Credit Agreement, the Company and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.

Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, hereby amended as follows:

(a)

Section 1.01 is amended by inserting in the appropriate alphabetical location the new defined term:

“Bail-In Action” has the meaning specified in Section 9.15.

(c)

The definition of “Defaulting Lender” in Section 1.01 is amended by deleting the phrase “the subject of a proceeding under any Debtor Relief Law” and substituting therefor the phrase “the subject of a proceeding under any Debtor Relief Law or a Bail-In Action”.

(d)

Section 2.20(b) is amended by adding immediately after the word “provided further that” the phrase “subject to Section 9.15 and”.

(e)

A new Section 9.15 is added to read as follows:

SECTION 9.15. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)

the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)

the effects of any Bail-In Action on any such liability, including, if applicable:

(i)

a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or

(iii)

the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Loan Market Association” means the London trade association, which is the self-described authoritative voice of the syndicated loan markets in Europe, the Middle East and Africa.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 2.

Consent to Extension Request. Pursuant to Section 2.22 of the Credit Agreement, each Lender so indicating on its signature page to this Amendment (each such Lender, a “Consenting Lender”) agrees to extend the Termination Date with respect to its Commitment(s) for a period of one year, to December 14, 2019. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement. For the avoidance of doubt, upon satisfaction of the applicable conditions set forth in Section 2.22(e) and (f) of the Credit Agreement and the payment of fees pursuant to Section 3 of this Amendment, the extension of the Termination Date of each Consenting Lender shall be effective on December 15, 2016.

SECTION 3.

Fees. The Borrower agrees to pay to each Consenting Lender an upfront fee of 0.15% of the aggregate amount of such Consenting Lender’s extended commitments, which fee shall be due and payable on December 15, 2016 prior to the effectiveness of the extension of the Termination Date.

SECTION 4.

Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders.

SECTION 5.

Representations and Warranties of the Company. The Company represents and warrants that (i) the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects (other than representations and warranties qualified by materiality or Material Adverse Effect, which representations and warranties are true and correct in all respects) on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, and (ii) no Default has occurred and is continuing, or would result from this Amendment.

SECTION 6.

Reference to and Effect on the Credit Agreement. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)

The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

(d)

This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 7.

Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 8.

Acknowledgement. Execution of this Amendment by a Lender and by the Company constitute the acknowledgment of the notice to such Lender and the Company, respectively, of the matters contemplated by Section 2.22(b) and (c), respectively, of the Credit Agreement.

SECTION 9.

Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

CITIBANK, N.A., as Agent

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 2 to the Credit Agreement dated as of December 15, 2015 of GREEN BRICK PARTNERS, INC.

Name of Lender: CITIBANK, N.A.

by
/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

by1

Name:
Title:

CONSENT to extension of Termination Date:

Name of Lender: CITIBANK, N.A.

by
/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

by2

Name:
Title:

1 For any Lender requiring a second signature line.

2 For any Lender requiring a second signature line.

SIGNATURE PAGE

CONSENT to Amendment No. 2 to the Credit Agreement dated as of December 15, 2015 of GREEN BRICK PARTNERS, INC.

Name of Lender: Flagstar Bank, FSB

by
/s/ Jerry Schillaci
Name: Jerry Schillaci
Title: Vice President

by1

Name:
Title:

CONSENT to extension of Termination Date:

Name of Lender: Flagstar Bank, FSB

by
/s/ Jerry Schillaci
Name: Jerry Schillaci
Title: Vice President

by2

Name:
Title:

1 For any Lender requiring a second signature line.

2 For any Lender requiring a second signature line.

SIGNATURE PAGE

CONSENT to Amendment No. 2 to the Credit Agreement dated as of December 15, 2015 of GREEN BRICK PARTNERS, INC.

Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by
/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

by1
/s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

CONSENT to extension of Termination Date:

Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by
/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

by2
/s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

1 For any Lender requiring a second signature line.

2 For any Lender requiring a second signature line.